UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 9, 2010

IMS HEALTH INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-14049	06-1506026
(Commission File Number)	(IRS Employer Identification No.)

901 Main Avenue, Norwalk, Connecticut	06851
(Address of Principal Executive Offices)	(Zip Code)

(203) 845-5200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 9, 2010, IMS Health Incorporated (the “Company”) issued a press release regarding financial results for the fourth quarter and full year ended December 31, 2009.  A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 2.02 and Item 9.01, including Exhibit 99.1, shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

         The following exhibit is furnished as part of this report:

          Exhibit Number                Description

          99.1                                    Press Release dated February 9, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMS HEALTH INCORPORATED

		By:	/s/ Harvey A. Ashman
		Name:	Harvey A. Ashman
		Title:	Senior Vice President, General Counsel and External Affairs

Date:	February 9, 2010

EXHIBIT INDEX

          Exhibit Number                Description

          99.1                                    Press Release dated February 9, 2010